THE MAINSTAY FUNDS

MainStay International Equity Fund (the “Fund”)

Supplement dated March 24, 2016 (“Supplement”)

to the Summary and Statutory Prospectuses dated February 29, 2016,

At a meeting held on March 22 – 23, 2016, at the recommendation of New York Life Investment Management LLC, the Board of Trustees ("Board") of The MainStay Funds ("Trust") approved the following modifications of the Fund’s principal investment strategies:

In the section entitled “Principal Investment Strategies: Investment Process,” the second paragraph is updated to state:

Generally, the Fund seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Fund’s assets measured at the time of investment).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.